                                                                 EXHIBIT 10.21

                                     LEASE
                                     -----


     LEASE, entered into September 3, 1993 between PLYMOUTH SQUARE (hereinafter referred to as "Host") (a Louisiana partnership in commendam) whose address is c/o First Martin Corporation, 115 Depot Street, Ann Arbor, Michigan 48104 and PRESTOLITE ELECTRIC, INC. (hereinafter referred to as "Guest") whose address is Four Seagate, Toledo, Ohio 43691-0904 until commencement of the term hereof and thereafter the Premises, by which the parties agree as follows:

     1.  Leased Premises.  Host leases to Guest certain premises (hereinafter
         ---------------
referred to as the "Premises") located on the third Floor of the building at 2100 Commonwealth Boulevard, Ann Arbor, Michigan (hereinafter sometimes referred to as the "Building"), as cross-hatched on Exhibit A attached hereto, containing approximately 11,320 square feet. The rentable area of the Premises for purposes of calculating the rent and other payments due hereunder is deemed to be 11,320 square feet. Guest's pro rata share of the Building is deemed to be 33%, which was calculated by dividing the rentable area of the Premises by the rentable area of the Building, which is deemed to be 33,864 square feet.

     2.  Term.  The term of this Lease shall commence on October 15, 1993 or
         ----
occupancy by 5 people whichever is first to occur, and shall expire on December 31, 1998. As used herein, the term "Lease Year" shall mean a period of twelve
(12) consecutive months.  The first Lease Year shall begin on January 1, 1994.

     3.  Construction of Initial Improvements.  Guest shall lease the Premises
         ------------------------------------
in an as-is condition. In addition, Host shall provide an improvement allowance of $60,000 for other improvements to the Premises. All plans and specifications shall be approved by Host in writing before commencement of work. All costs for such other improvements in excess of said improvement allowance shall be paid by Guest within ten (10) days of receipt of invoices. All improvements to the Premises shall be done by Host or Host's designated contractors, provided that Guest and Host review the cost of said improvements prior to construction and determine the costs are reasonable.

     4.  Rent.  Guest shall pay to Host the amount of $5,000.00 per month as
         ----
rent for the Premises from October 15, 1993 or occupancy by 5 people whichever is first to occur, through December 31, 1993. Guest shall pay to Host, effective January 1, 1994 as annual rent for the Premises for the term hereof the amount of Two Hundred and Three Thousand, Seven Hundred and Sixty ($203,760) Dollars in equal monthly installments of Sixteen Thousand, Nine Hundred and Eighty ($16,980) Dollars in advance on the first day of each month for the term hereof. Partial months shall be prorated based on a 365-day year. The annual rent payable under this Lease shall be adjusted annually at the beginning of the second Lease Year and each succeeding Lease Year during the term of this Lease and any renewals thereof to the amount equal to the annual rent for the first Lease Year increased by the percentage increase, if any, in the Consumer Price Index (as hereinafter defined) from the

                                       1.

third month preceding the month in which the first Lease Year commenced to the third month preceding the month in which said rental increase is to take effect. Notwithstanding the foregoing, in no event shall the rent to be paid by Guest hereunder decrease from one Lease Year to the next. As used herein, "Consumer Price Index" means the Consumer Price Index for All Urban Consumers, U.S. City Average, All Items, 1982-84 = 100, as issued by the Bureau of Labor Statistics, United States Department of Labor. If at any time during the term hereof the United States Bureau of Labor Statistics shall discontinue the issuance of the CPI, then the parties agree to use any other standard, nationally recognized cost of living index then issued and available, which is published by the United States Government, and if no governmental index is then published, then by any generally recognized privately published index of the cost of living. By way of illustrating the formula to be used in calculating the annual rent increase, assume that a five-year lease commenced on July 15, 1980 and that the initial annual rent was $1,000. The new rent effective at the beginning of the third lease year would be calculated as follows. Since the hypothetical lease commenced on July 15, 1980, the first lease year would commence on August 1, 1980 and the third lease year on August 1, 1982. Hence the CPI data to be used would be for the months of May, 1980 and May, 1982. Assume that the CPI for these months was 200.0 and 250.0, respectively. The new annual rent effective August 1, 1982 would be determined as follows: [[(250.0 - 200.0) / 200.0] x $1,000] + $1,000 = $1,250. If any rent payment due hereunder is more than seven days late, Guest shall pay Host a service fee equal to two percent (2%) of said rent payment. The payment of this late payment service fee will not constitute a waiver by Host of any default by Guest under this Lease. The rent to be paid by Guest hereunder shall not be diminished by the additional payments to be made by Guest as provided in Paragraphs 5, 6, 7 and 8 hereof.

     5.  Utilities.  Guest shall pay for the cost of all gas, electricity and
         ---------
other utilities used in or for the Premises, excepting water for domestic uses. In the event a central system is used for heating or cooling the Building, then Guest shall be invoiced from time to time for utilities used by said system based on Guest's pro rata share, which is deemed to be 33%.

     6.  Janitorial Service.  Host shall provide subject to the provisions of
         ------------------
Paragraph 7(iv) hereof, light bulb replacement for building standard lights (fluorescent tubes), window washing twice a year and reasonable janitorial service five (5) times per week.

     7.  Increase in Operating Expenses Pass-Through.
         -------------------------------------------

         (a) Definitions: for the purpose of this Paragraph the following definitions shall apply:

              (i) "Base Year" shall mean the full calendar year 1995.

                                       2.

              (ii) "Host's Property" shall mean the Building and the land on which the Building is located, including all easements and appurtenances thereto and all personal property used in connection with such property.

              (iii) "Real Estate Taxes" shall mean: (w) all real estate, ad valorem or personal property taxes levied with respect to the Building, the land on which the Building stands (hereinafter called the "Land") and the improvements, fixtures and equipment and any other property, real or personal, located in and about the Building or Land and used in connection with the operation thereof; (x) any other tax, general or special assessment or other governmental charge of any description imposed upon or in respect to the Building or Land, including, without limitation, a tax upon any rent therefrom, or any occupancy or use thereof; (y) any water and sewer general or special assessments, charges, excises, levies, license and permit fees, transfer taxes, and all other similar charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or liens upon, the Building, the Land or facilities used in connection therewith, and rentals or receipts therefrom; and (z) all taxes of whatsoever nature that are imposed in substitution for or in lieu of any taxes, assessments or other charges included in this definition; provided, however, such taxes shall not include any taxes or assessments enumerated in Paragraph 8(a) hereof (for both Guest and other tenants of the Building). Host shall have the right in its discretion to contest the amount or validity of any such taxes by appropriate legal proceedings and to include in Operating Expenses the cost of any such contest if Guest approves of expenses in advance. Guest shall have the right to contest amount or validity of any such taxes after consultation with Host at Guest's expense.

              (iv) "Maintenance Costs" shall mean any and all reasonable costs and expenses paid or incurred by Host in maintaining, repairing, decorating (excluding decorating for other tenants' premises) or servicing Host's property. For purposes of this Paragraph 7, also included are the costs of "Janitorial Service" described in Paragraph 6 of this Lease and "Host's Repairs" described in Paragraph 14 of this Lease

              (v) "Building Utilities" shall mean the costs and expenses paid or incurred by Host in providing utilities (including water) to the common areas of Host's property.

              (vi) "Cleaning/Operating Expenses" shall mean any and all costs and expenses [except as otherwise described in subparagraphs 7(a)(iii) to 7(a)(v)] paid or incurred by Host in connection with cleaning, operating, servicing, insuring (casualty and liability) and protecting Host's Property (excluding management costs).

         (b) Guest agrees to pay to Host as additional rent Guest's proportionate share of the amount, if any, by which the sum of the Real Estate Taxes,


                                       3.

Maintenance Costs, Building Utilities, Janitorial Services and Host's
Repairs (hereinafter collectively called "Operating Expenses") for any calendar year subsequent to the Base Year exceeds the Operating Expenses for the Base Year. The annual CPI adjustment of rent shall not apply to the payment of increases in Operating Expenses. Said proportionate share is deemed to be 33%. If the average occupancy of the Building for any year for which Operating Expenses are to be determined hereunder is less than 95%, the Operating Expenses for that year shall be determined as if the Building was 95% occupied. Prior to the beginning of each calendar year following the Base Year, Host shall have the right to estimate Guest's proportionate share of such increase in Operating Expenses for such calendar year and notify Guest of its estimated proportionate share of such increase, which amount shall then be due and payable in accordance with the provisions of Paragraph 4 hereof for the payment of rent. Host may adjust the estimated monthly charge at the end of any calendar quarter on the basis of Host's experience and anticipated costs. Within ninety (90) days following the end of such calendar year, Host shall furnish Guest with a statement covering the calendar year just expired showing the total Operating Expenses for such calendar year, the increase thereof over the Base Year, Guest's share of the increase thereof and payments made by Guest during such year. If Guest's share of such increase exceeds Guest's payments for estimated Operating Expenses during such year, then Guest shall pay Host the deficiency within ten (10) days after receipt of such statement without the necessity of additional demand or notice thereof. If Guest's payments exceed Guest's share, Host shall pay Guest the overage within ten days of the determination of overpayment, provided that Guest is not in default under the terms of this Lease and provided further that Guest shall have the option to apply such overage against payments next to come due under this Paragraph, and further provided, that upon expiration or earlier termination of this Lease, Host shall refund to Guest such excess payments so long as Guest is not in default hereunder. Guest shall have the right to review the books and records of Host as they pertain to these expenses.

     8.  Taxes.
         -----

         (a) Guest shall be liable for and shall pay thirty days prior to delinquency the following:

              (i) taxes, levies and assessments levied against or measured by the cost or value of Guest's equipment, fixtures and other personal property located in the Premises including the cost or value of any leasehold improvements made in or to the Premises by Guest or for Guest, regardless of whether Guest paid for such improvements. Guest shall report annually all leasehold improvements for the Premises on the City of Ann Arbor's personal property assessment form and send a copy to the Host within five (5) days after the date the form is due to the City of Ann Arbor. Failure to do so shall be a default under the Lease;

              (ii) taxes, levies and assessments levied upon or measured by the Rental or any other sum payable hereunder or on Host's business of leasing the Premises excepting only net income taxes and that portion, if any, of income and


                                       4.

     franchise taxes which may hereafter be assessed in lieu of or substituted in whole or in part for real estate and personal property taxes the increases in which are payable by Guest and other tenants pursuant to Paragraph 4 hereof.

               (iii) taxes, levies and assessments levied against or with respect to the possessions, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Guest of the Premises; or

               (iv) taxes, levies and assessments levied against or upon the transaction or any document to which Guest is a party creating or transferring an interest in the Premises.

               (v) Notwithstanding the preceding provisions of this Paragraph 8, Guest shall not be liable for the payment of federal or state income tax or state single business tax or any similar income tax or levy upon income imposed upon Host by any governmental agency as a result of the rental of these Premises to Guest pursuant to the terms of this Lease or otherwise. At the time of the signing of this Lease, the State of Michigan has reduced property taxes effective in 1994 without identifying those alternative sources of revenue that may be required to fund schools. In the event that new taxes are created or levied upon building or Premises or upon the Host's business of rental of the building, the parties agree to modify this Lease, if required, in order to effectuate the intention of this Lease concerning taxes and to prevent either party from obtaining a windfall as a result of the actions of the State of Michigan or the City of Ann Arbor.

         (b) If any of the taxes, levies and assessments mentioned in subparagraph 8(a) above are levied against Host or Host's property, including the Building, or if the assessed value of the Building is increased by a value placed upon the property described in (i) above, and if Host pays such taxes, levies and assessments or the portion of such taxes, levies and assessments resulting from such increase in the assessment, such amounts shall be immediately due and payable by Guest to Host upon Host's demand therefore.

     9.  Security Deposit.  Guest shall deposit with Host upon execution
         ----------------
hereof the amount of Sixteen Thousand, Nine Hundred and Eighty ($16,980) Dollars as security for Guest's faithful performance of its obligations hereunder. If Guest fails to pay the rent or otherwise defaults with respect to any provision of this Lease, Host may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, or for the payment of any other sum to which Host may become obligated by reason of Guest's default or to compensate Host for any loss or damage which Host may suffer thereby. Said deposit shall not be a limitation on Host's damages or other rights under this Lease, or a payment of liquidated damages or an advance payment of the rent. If Host so uses or applies all or any portion of said deposit, Guest shall, within five (5) days after written demand thereof, deposit cash with Lessor in an amount sufficient to restore said deposit to the full


                                       5.

amount hereinabove stated and Guest's failure to do so shall be a material breach of this Lease. Host shall not be required to keep said deposit separate from its general accounts. If Guest performs all of Guest's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Host, shall be returned, without payment of interest or other increment for its use, to Guest at the expiration of the term hereof and after Guest has vacated the Premises. No trust relationship is created herein between Host and Guest with respect to said security deposit. Host will apply the security deposit to the thirteenth month's rent provided Guest has not been in default.

     10. Place and Form for Payment of Rent.  All payments of rent shall
         ----------------------------------
be delivered to Host at First Martin Corporation, 115 Depot Street, Ann Arbor, Michigan 48104 or at such other place as Host shall designate from time to time in writing. Rent payments shall be made payable to Plymouth Square, 115 Depot Street, Ann Arbor, MI 48104.

     11. Financing.
         ---------

         (a) If in connection with obtaining by Host of any financing or refinancing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing or refinancing, Guest will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Guest hereunder or in a material manner adversely affect the leasehold interest hereby created.

         (b) Guest agrees that this Lease shall be subordinate to any mortgages that may hereafter be placed or made upon the Building, provided the mortgagee named in any such mortgages shall agree to recognize the lease of Guest in the event of foreclosure if Guest is not in default.

         (c) Guest agrees within ten (10) days after request by Host to execute in recordable form and deliver to Host a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lease, (c) that rent is paid currently without any off-set or defense thereto, (d) the amount of rent, if any, paid in advance, and (e) that there are no uncured defaults by Host or stating those claimed by Guest, provided that, in fact, such facts are accurate and ascertainable.

          (d) If proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage made by Host covering the leased Premises, Guest shall become the guest of, and attorn to, the purchaser upon any such foreclosure or sale and recognize such purchaser as the Host under this Lease. The obligation of Guest hereunder to attorn to the purchaser shall be conditioned upon the agreement of such purchaser to recognize the rights of Guest under this Lease.


                                       6.

          12.  Use of Premises.
               ---------------

               (a) Guest shall use and occupy the Premises only for office use consistent with the zoning of the Building.

               (b) Guest will keep the Premises clean and shall not create any nuisance, noises, vibrations, electrical discharges, radiation or other disturbances that shall in any way unreasonably impair the peace, quietness, comfort, or security of the building wherein the Premises are situated nor do anything that will cause any extra hazard, impair the validity of any policy of insurance now or hereafter placed on the Building, or any of its contents, or that will increase the rate of premium on any such policy or that will violate any prohibitions in any such policy.

               (c) Guest, shall, at its own cost and expense, comply with all of the requirements of all valid laws and regulations, municipal, state and federal, now in force, or which may hereafter be in force, pertaining to the Premises, and the use and occupancy thereof.

               (d) Guest shall not sell, rent or keep drug paraphernalia, pornographic materials or sexually explicit materials in or from the Premises; Guest shall not use the Premises for any activity included in the definition of "adult entertainment business" in the City of Ann Arbor Zoning Ordinance, regardless of whether an activity is a "principal" activity.

          13.  Acceptance of Premises.  Except as Host and Guest may otherwise
               ----------------------
agree in writing at such time, the taking of possession by Guest shall be conclusive evidence that Guest has examined the Premises, has found them to be in satisfactory condition and accepts the Premises "as-is", and that Host up to such time had performed all of its obligations hereunder.

          14.  Host's Repairs.
               --------------

               (a) Host, at its sole cost and expense, shall maintain and repair the Premises, the Common Areas and the structural and public areas of the Building such as lobbies, stairs, corridors, common restrooms, roof, elevators, escalators and structural elements; provided, however, Host shall not be responsible for repair or replacement of damage or wear and tear to same which is the result of omission, negligence or willful misconduct of Guest or Guest's agents, employees, contractors, subcontractors, subtenants or invitees, such damage or wear and tear being the sole responsibility of Guest and Guest shall promptly accomplish repairs or replacements due to such damage or wear and tear upon demand by Host. Capital expenditures by Host for equipment are not considered to be "Host's Repairs," "Maintenance Costs" or "Building Utilities" under the terms of this Lease. Such expenditures are the sole responsibility of the Host and may not be passed through. For example, Host may pass through an increase in the cost of maintaining a service contract for

                                       7.

any elevator or escalator in the Premises. However, any cost attributable to the replacement of such a unit is the sole and exclusive responsibility of Host and may not be passed through to Guest with reference to Paragraph 7.

               (b) Except as otherwise provided in the Paragraph hereof relating to Destruction and in the Paragraph hereof relating to Eminent Domain, there shall be no allowance, abatement of rental, or liability to Guest for diminution of rental value or interference with Guest's business and no claim by Guest for eviction from said Premises by reason of inconvenience, annoyance or injury to Guest arising from any repairs, alterations, replacements or improvements made to said Premises, Building, Common Areas or any portion thereof by Host, its agents, employees or contractors, or by Host's mortgagee, provided such repairs do not interfere in an unreasonable manner or for an unreasonable time with Guest's right to quiet enjoyment of the Premises. To the extent Host may be responsible for repairs under this Lease, Host shall not be liable to Guest for failure to make repairs to the Premises, Building, Common Areas or any portion thereof, unless Host has received from Guest written notice of the need for such repairs and has failed to commence and diligently complete such repairs within thirty (30) days of such notice or such greater length of time as is reasonably required by Host to make such repairs.

               (c) The Guest covenants and agrees that if the demised Premises consists of only a part of a structure owned or controlled by the Host, the Host may enter the demised Premises at reasonable times and upon reasonable notice and install or repair pipes, wires and other appliances or make any repairs deemed by the Host essential to the use and occupancy of other parts of the Host's building.

               (d) Guest acknowledges that the Building cooling system is designed for a maximum internally generated heat load per zone or room of 1 person per 100 square feet and 3 watts of lighting and equipment per square foot in the aggregate. Should the heat load in the Premises exceed the aforesaid maximum, Guest shall be responsible for the cost of any consequent modification to the cooling system.

          15.  Alterations by Guest.  Guest shall not make any alterations,
               --------------------
additions and improvements to the Premises without the Host's written consent, and all alterations, additions and improvements made by either of the parties hereto upon the Premises, except movable office furniture and trade fixtures put in at the expense of the Guest, shall be the property of the Host, and shall remain upon and be surrendered with the Premises at the termination of this Lease; provided, however, that the Guest shall have the option of removing additions made by it if the Premises are restored to good condition following such removal and any damages to the Premises resulting from such removal are repaired. Host may, at its option, require Guest to remove, at Guest's sole expense, improvements made for or by Guest and repair any damage resulting therefrom, upon the expiration or earlier termination of this Lease. Should Guest make any alterations to the Premises, Guest shall have the plans for the Premises revised to reflect such alterations and shall provide Host with a set of the revised plans.

                                       8.

          16.  Building Access.  The main Building entrance shall be unlocked
               ---------------
from 8:00 a.m. to 6:00 p.m. Monday through Friday and locked at all other times. Notwithstanding the foregoing, Guest may unlock the door as early as 7:00 a.m. Guest may have access to the Building at all other times. In the event that a high security lock is installed in the Building entry door, Guest shall pay Host a deposit of $25.00 per key, refundable only upon return of said key.

          17.  Insurance.  Host shall maintain fire and extended coverage
               ---------
insurance on the Building in which the Premises are located. Guest shall maintain fire and extended coverage insurance on the contents of the Premises. In addition, Guest shall maintain a policy of public liability and property damage liability insurance with a combined single occurrence limit of not less than $1,000,000.00 insuring Host and Guest against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be issued by an insurance company acceptable to Host. Guest shall provide Host with a certificate of insurance for said policy naming Host as an additional insured party; Host, although named as an additional insured, shall nevertheless be entitled to recover under said policy for any loss sustained by it as a result of the acts or omissions of Guest. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Host and Guest and all other parties claiming under them hereby mutually release and discharge each other from all claims and liabilities to the extent covered by insurance, regardless of the cause of any damage, loss or injury to person or property, to the extent such waiver of liability is permitted by any applicable policies of insurance maintained by Host and/or Guest, as the case may be. Provided other tenants of Host waive subrogation against Guest, Guest waives any and all rights Guest may have against said other tenants for damage to or destruction of the demised Premises due to any casualty insurable by the customary form of fire and extended coverage insurance, whether such damage or destruction be due to said tenants' negligence or otherwise. In the event that this Lease is in effect for longer than five years, the single limit of the aforesaid insurance which Guest is required to maintain shall be adjusted at the beginning of the sixth Lease Year and every fifth year thereafter to the amount then being required by new leases entered into by Host.

          18.  Guest's Personal Property.  All personal property of Guest kept
               -------------------------
on the Premises shall be at Guest's sole risk, and Guest hereby waives all right of recovery which it might otherwise have against Host for any loss, theft or damage to Guest's personal property other than loss, theft or damage due to acts of Host or Host's employees.

          19.  Destruction -- Fire or Other Cause.  If the Premises shall be
               ----------------------------------
rendered untenantable by fire or other casualty, then Host shall make the Premises tenantable as speedily as possible, and the rent shall be abated in whole or in part, according to the portion of the Premises which is rendered untenantable, during the period of untenantability, except that there shall be no such abatement if such fire or other casualty shall be caused by the negligence of Guest or its agents, employees, invitees or licensees, and further, there shall be no abatement for the time required for the replacement or repair of any property of Guest, in

                                       9.

excess of the time required to make the Premises tenantable. In the event that the Premises cannot be made tenantable within ninety (90) days, then either Host or Guest may terminate this Lease by notification to the other of such termination within ten (10) days after Host shall have notified Guest of the time required to make them tenantable. Host shall, in its sole judgment, reasonably exercised, determine the length of time required to make the Premises tenantable, and shall notify Guest of such determination within ten (10) days after the occurrence of the fire or other casualty. Notwithstanding the foregoing, in the event that the Premises shall be so damaged by fire or other casualty that demolition or substantial reconstruction is required, then Host may terminate this Lease by notifying the Guest of such termination within thirty (30) days after the date of such damage.

          20.  Eminent Domain.  In the event that all or a substantial portion
               --------------
of the Premises be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease shall terminate as of the date of actual taking.
In the event that any insubstantial part of the Premises be so condemned or taken, Host shall have the right to terminate this Lease as of the date of actual taking by giving Guest written notice of such termination; but should Host not so terminate this Lease, this Lease shall cease as to the part taken and the rent adjusted so that Guest shall pay a pro rata portion of the rent determined by the amount of space (and rate therefore) remaining after the taking. If any portion of the Premises is lawfully condemned or taken in any manner for any public or quasi-public use, Guest shall have the right to terminate the Lease. Host shall be entitled to receive the entire award from any such condemnation or taking of the Premises or any part thereof, without deduction therefrom for any estate or interest granted to Guest by this Lease, provided, that nothing herein contained shall be deemed to prevent Guest from claiming compensation for relocation costs or loss for interruption of business in the event an award with respect thereto is provided for by law or is fixed in the proceeding in which such taking shall occur. In the event of a partial taking insufficient in size to cause termination of the Lease, Host shall build, repair or replace any outer walls, floor or roof necessary to make the Premises tenantable.

          21.  Assignment and Subletting.  Guest shall not assign this Lease or
               -------------------------
sublet the Premises or any part thereof without the written consent of Host, which consent shall not be unreasonably withheld. Under no circumstances shall Guest have the right to sublease the Premises to more than one sublessee. Any other provision of this Paragraph to the contrary notwithstanding, Host shall not be required to give its consent to an assignment or subletting of the leased Premises, or any part thereof, if the effect of such assignment or subletting would be to create a profit for the Guest. In such cases, any profit from the assignment or subletting shall be paid to the Host. Guest agrees that it shall not be unreasonable for Host to withhold its consent to a proposed assignment or subletting if: (i) Host believes that the proposed assignee or sublessee is not as financially responsible as Guest on the date hereof; (ii) Host believes that the proposed assignee or sublessee will not conduct on the Premises a business of a quality equal to that conducted by Guest; or (iii) Host believes that the business of the proposed assignee or sublessee, conducted on the Premises, will have an impact upon the common facilities dissimilar to that of Guest's business or will require services of Host dissimilar to those required by Guest. Host's consent to one assignment or sublease shall not

                                      10.

waive the requirement of its consent to any subsequent assignment or sublease. In the event Host consents to Guest's subletting, Guest shall include in such sublease all of the pertinent terms contained herein, and Guest shall furnish Host with a certified copy of any and all subleases affecting the demised Premises prior to such consent; and in case of default by Guest giving Host right of entry for breach of condition subsequent, Guest, at Host's option, shall assign all of Guest's right, title and interest in any subleases to Host, and Guest shall incorporate such provision in any and all subleases made by Guest. Host's consent to an assignment shall not be effective until Host has received a written document in which the assignee has assumed and agreed to perform all of Guest's obligations in the Lease. Host's consent to a sublease shall not release the Guest from the payment and performance of its obligations in the Lease, but rather the Guest and its assignee shall be jointly and severally primarily liable for such payment and performance.

          22.  Default, Eviction, Termination and Damages.  If Guest shall fail
               ------------------------------------------
to pay any rent or other charges due hereunder within ten (10) days of the date said charges are due, or if Guest shall fail to comply with any details, provisions, or covenants of this Lease other than the payment of rent and shall not cure such failure within thirty (30) days after written notice thereof, or if Guest shall be adjudged bankrupt by a court of competent jurisdiction, or if a receiver or trustee shall be appointed for all or substantially all of the assets of Guest, then in any such event, Guest shall be deemed in default. When Guest is in default, Host, besides other rights or remedies it may have, shall have the right to declare this Lease terminated and the term ended, shall have the right to evict Guest under Summary Proceeding law. Should Host elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as it may deem appropriate in order to re-rent the Premises, and re-rent said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such re-renting, all rentals and other sums received in any month by Host from such re-renting shall be applied, first to the payment of any indebtedness other than rent due hereunder from Guest to Host; second, to the payments of any costs and expenses of such re-renting, including reasonable brokerage fees and reasonable attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Host and applied in payment of future rent as the same may become due and payable hereunder. If such rentals and other sums received from such re-renting during any month be less than that to be paid during that month by Guest hereunder, Guest shall pay such deficiency to Host. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Host shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Guest or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-renting without termination, Host may at any time hereafter elect to terminate this Lease for such previous default. Should Host at any time terminate this Lease for any default, in addition to any other remedies it may have, it may recover from Guest all damages

                                      11.

it may incur by reason of such default, including the cost of recovering the leased Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Guest to Host. In case suit shall be brought for recovery of possession of the leased Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the failure by Guest to abide by any other detail, provision or covenant herein contained, Guest shall pay to Host all expenses incurred therefore, including reasonable attorneys' fees.

          23.  Surrender of Premises.  Upon the expiration or the termination of
               ---------------------
the term of this Lease, Guest shall quit and surrender the Premises to Host in good order and condition, ordinary wear, damage by the elements, and damage which is the responsibility of Host excepted; and Guest shall remove all of its property and shall repair any damage to the Premises caused by such removal.
Any personal property of Guest or of anyone claiming under Guest which shall remain on the Premises after the expiration or termination of the Lease term shall be deemed to have been abandoned by Guest, and either may be removed by Host as its property or may be disposed of in such manner as Host may see fit, and Host shall not be responsible for the same.

          24.  Access to Premises.  Host shall have the right to enter upon the
               ------------------
Premises at all reasonable hours upon reasonable notice for the purpose of inspecting the same, preventing waste, loss, or destruction, removing obstructions, making such repairs or alterations as it is obligated to make under the terms of this Lease, or to enforce any of Host's rights or powers under this instrument, and Host shall not be liable nor responsible for any loss that may accrue to Guest's business by reason thereof. The Host may show the Premises to prospective tenants at any time during the last six (6) months of the term of this Lease.

          25.  Heirs and Assigns.  The covenants, conditions and agreements
               -----------------
contained in this Lease shall bind and inure to the benefit of Host and Guest and their respective heirs, distributees, executors, administrators, successors and, except as otherwise provided in this Lease, their assigns.

          26.  Confidentiality.  Guest shall not disclose the terms and
               ---------------
conditions of this Lease to third parties without the advance written consent of Host.

          27.  Quiet Enjoyment.  So long as Guest pays the rent and performs all
               ---------------
of its obligations in this Lease, Guest's possession of the Premises will not be disturbed by Host, its successors or assigns.

          28.  Signs.  Guest shall not fasten to or paint upon any part of the
               -----
Premises or Building any sign, advertisement, notice or handbill without the prior written consent of the Host. Host may, without notice to Guest, remove any such sign, advertisement, notice or

                                      12.

handbill painted or affixed in violation of this clause without any liability whatsoever for damages or otherwise to Guest, and Guest shall be responsible for the cost of such removal.

          29.  Holding Over.  In the event that Guest shall hold over after the
               ------------
term of the Lease, it is agreed that thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary on the same terms and conditions contained herein, with the exception that the rent shall increase to 150% of the rent in effect at the termination of the term of the Lease.

          30.  Parking.  The Guest shall have a nonexclusive license for the use
               -------
of its agents, employees, suppliers and customers over the driveways and parking lots adjoining the Premises.

          31.  Notices.  Whenever any notice is required hereunder it shall be
               -------
made in writing and served personally or by certified mail, return receipt requested, at the following addresses (or at such other addresses as the parties may hereafter designate in writing):

                    Host:     Plymouth Square
                              c/o First Martin Corporation
                              115 Depot Street
                              Ann Arbor, Michigan  48104

                    Guest:    Prestolite Electric, Inc.
                              Four Seagate
                              Toledo, OH  43691-0904

until the commencement date of the Lease and thereafter the Premises. If served personally, service shall be conclusively deemed made at the time of such service. If served by certified mail, service shall be conclusively deemed made forty-eight (48) hours after the deposit thereof in the United States Mail.

          32.  Host's Liability.
               ----------------

               (a) Guest shall indemnify, defend and hold harmless Host and Host's officers, employees, agents and invitees from all losses, damage, claims or liability arising out of any and all injuries to or death of any person or damage to any property arising out of any occurrence in or about the Premises, or arising out of any occurrence in or about the Building arising from the act or neglect of Guest or its agents or invitees. Notwithstanding the foregoing, Guest shall have no obligation to indemnify Host against the sole negligence of Host.

               (b) The Host shall not be responsible or liable to the Guest for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the

                                      13.

Premises hereby leased or any part of the Building of which the leased Premises are a part or for any loss or damage resulting to the Guest or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.

          33.  Rules and Regulations.  Guest and its employees and invitees,
               ---------------------
shall faithfully observe and comply with the Rules and Regulations attached to this Lease, and all reasonable modifications of and additions thereto as may be from time to time put into effect by Host. Host shall not be responsible to Guest for the nonperformance of any of said Rules and Regulations by any other Guest or occupant of the Building. In the event of a conflict between the terms and provisions of this Lease and the referenced Rules and Regulations, this Lease shall control. Prior to the effective date of any intended modifications of or additions to the Rules and Regulations annexed hereto, Host shall furnish Guest with a written copy of same.

          34.  Environmental Law Compliance.  The parties acknowledge that there
               ----------------------------
are certain federal, state and local laws, regulations and guidelines now in effect, and that additional laws, regulations and guidelines may hereafter be enacted, concerning the impact of land use on the environment, the maintenance and operation of structures, and the conduct of business. Guest will not cause, or permit to be caused, any act or practice on or about the premises which would adversely affect the environment or violate any of such laws, regulations or guidelines. In particular, without limiting the generality of the foregoing, Guest will not use the premises to produce, store, process or transport any hazardous waste or hazardous substance, as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or in the Resource Conservation Recovery Act of 1980, as amended ("RCRA"). Any violation of this covenant shall be an event of default under this Lease.

          35.  Miscellaneous.
               -------------

               (a) The failure of either party to enforce any covenant or condition of this Lease shall not be deemed a waiver thereof or of the right of either party to enforce each and every covenant and condition of this Lease. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing.

               (b) This Lease and the Exhibits attached hereto and forming a part hereof, set forth the entire agreements between Host and Guest concerning the leased Premises. Any amendment shall be in writing and signed by each party.

               (c) Each party represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and each party agrees to indemnify the other against, and hold it harmless from, all liability arising from any such claim.

                                      14.

               (d) Guest shall not record this Lease without the written consent of Host. Upon the request of either party the other party shall join in the execution of a memorandum of this Lease for recording which shall describe the parties, the leased Premises, the term and any special provisions.

               (e) Any amount due from Guest to Host which is not paid when due shall bear interest at the highest legal rate from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Guest.

               (f) No payment by Guest of a lesser amount than the monthly rent shall be deemed to be other than on account of the earliest rent, nor shall any endorsement or statement on any check or any letter accompanying any payment be deemed an accord and satisfaction, and Host shall accept such payment without prejudice to Host's right to recover the balance of such rent or pursue any other remedy.

               (g) This Lease shall be governed by, and construed in accordance with, the laws of the State of Michigan. If any provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected and each provision shall be valid and enforceable to the fullest extent permitted by law. The obligations of each party shall be performed in good faith and this Lease shall be construed in a commercially reasonable manner.

          This agreement is hereby signed on behalf of the parties effective as of the date first written above.


                         Host:  PLYMOUTH SQUARE


                         By:/s/ W.C. Martin, President, First Martin Corporation
                            ----------------------------------------------------

                         Its: Agent
                              -----



                         Guest:  PRESTOLITE ELECTRIC, INC.


                         By:/s/ Roger A. Cutsinger
                            ----------------------

                         Its: Vice President, Human Resources
                             --------------------------------

                                      15.

                       ACKNOWLEDGMENT OF CORPORATE GUEST


STATE OF MICHIGAN
                         ss.
COUNTY OF WASHTENAW



The foregoing instrument was acknowledged before me this 3rd day of September,

1993 by Roger A. Cutsinger, the Vice President of Prestolite Electric, Inc, a

Delaware corporation, on behalf of the corporation.



                         /s/ Pegeen A. Kettner
                         ---------------------

                         Notary Public

                         County Livingston, MI acting in Washtenaw



                         My commission expires: September 30, 1996

                                      16.

                             RULES AND REGULATIONS


          1. The sidewalks and grounds of the Building are not for the use of the general public, and Host shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Host shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Guests and no employee, agent or invitee of any tenant shall go upon the roof of the Building.

          2. No awnings or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Host's standard drapes without the prior written consent of Host.
All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Host. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the written consent of the Host.

          3. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises. Any preparation of food or beverages in the Premises shall be done only with equipment approved by Host which does not overload the electrical wiring of the Premises. No Guest shall cause or permit any unusual or objectionable odors to be produced or permeate the Premises.

          4. Except with the prior written consent of Host, no Guest shall occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics or tobacco in any form, or as a medical office or as a barber or manicure shop, or as an employment bureau, in or on the Premises. No Guest shall engage or pay any employees on the Premises, except those actually working for Guest on the Premises, nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

          5. No Guest shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Guest shall throw anything out of the door, windows or skylights or down the passageways.

          6. Guest shall provide Host with a key for any exterior doors installed by Guest in the Premises. Each Guest must, upon the termination of his tenancy, restore to the Host all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by,

                                      17.

such Guest and in the event of the loss of any keys so furnished, such Guest shall pay to the Host the cost of replacing the same or of changing the lock or locks opened by such lost key if Host shall deem it necessary to make such change.

          7. Host shall have the right to prohibit any advertising by any Guest which, in Host's opinion, tends to impair the reputation of the Building or its desirability as an office/research building and upon written notice from Host any Guest shall refrain from or discontinue such advertising.

          8. Each guest shall see that the doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus and utilities are shut off before employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness Guest shall make good all injuries sustained by other tenants or occupants of the Building or Host. On multiple-tenancy floors, all Guests shall keep all doors to the Building corridors closed at all times except for ingress and egress.

          9. The requirements of Guest will be attended to only upon application to Host. Employees and agents of Host shall not perform any work or do anything outside of their regular duties unless under special instruction from Host.

          10. Canvassing, soliciting and peddling in the Building are prohibited and each Guest shall cooperate to prevent the same.

          11. Guest shall not cause any noise, odor, vibration or light disturbing or annoying to other tenants of the Building or to tenants of neighboring buildings.

          12. No air conditioning unit or other similar apparatus shall be installed or used by any Guest without the written consent of Host.

          13. No Guest shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

          14. Each Guest shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such materials is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Ann Arbor without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Host shall designate. Should the amount of trash generated by Host exceed the amount typically generated by users of office space, Guest shall be responsible for the cost of disposing of such excess. All boxes shall be broken down before being placed in the Building trash boxes or receptacles.

                                      18.

          15. Host may waive any one or more of these Rules and Regulations for the benefit of any particular Guest or Guests, but no such waiver by Host shall be construed as a waiver of such Rules and Regulations in favor of any other Guest or Guests, nor prevent Host from thereafter enforcing any such Rules and Regulations against any or all of the Guests of the Building.

          16. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

          17. Guest shall not operate any equipment that sends out radio frequencies or otherwise distorts electric power to the building.

          18. Smoking is prohibited in the Building restrooms, hallways, lobbies, lunchrooms and other common areas and on the Building grounds except in those areas designated by Host. Host shall not be obligated to designate any such areas.

          19. Host reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                      19.